January 24, 2013

Sun Bancorp, Inc.

Q4 2012 Earnings Presentation

Forward Looking Information

This presentation contains forward looking statements that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sun Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Non-GAAP Information

This presentation contains financial information by methods other than in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in their analysis of the Company's performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management uses these measures to evaluate the underlying performance and efficiency of operations. Management believes these measures reflect core trends of the business. Adjusted net interest margin and efficiency ratios are non-GAAP measures. A reconciliation of these adjusted non-GAAP measures to the most directly comparable GAAP measures is included as an appendix to this presentation.

Fourth Quarter 2012 Highlights

Sun Bancorp, Inc.

- Financial results for the quarter reflected a net loss of $25.0MM, or $0.29 per diluted share
- Provision of $24.2 million reflects the culmination of several commercial workout strategies, including the pending sale of $35MM book balance of loans at a loss of $7.6 million, net of reserves , derivative termination costs and other costs. In addition, settlements were reached on several problem loan relationships.
- Non-performing loans decreased to $91.5MM from $120.8MM for prior quarter due to aforementioned loan sale and workout activity. This is inclusive of $12.7MM in loans held-for-sale.
- Mortgage gains of $3.7MM. Mortgage production and sales activity remain strong. Booked $236MM in residential mortgage loans vs. $240MM in Q3, despite the impacts of Hurricane Sandy. Mortgage sales totaled $149MM in Q4 vs. $120MM in Q3.
- Commercial loan production of $114MM with strong pipeline into 2013.
- NIM equaled 3.30% versus 3.41% last quarter due to commercial yield compression.

Fiscal 2012: Executing Business Plans

Strategy	Results
Strengthen Balance Sheet	• Total Risk-Based Capital equaled 13.7% • Non performing Assets [(1)] – $86MM, a 23% decrease from 2011 • Non performing Loans [(1)] – $80MM, a 25% decrease from 2011 • NPLs to Loans [(1)] – 3.53%, a decrease from 4.6% at 2011 • Reserve levels – $46MM at December 31, 2012 • Cash – $170MM at December 31, 2012 (1) Excludes non-accrual loans held-for-sale of $12.7 million
Profitable Growth – Consumer	• Sun Home Loans booked $665MM of mortgage loans, a 246% increase from 2011 • Gain on sold loans $10.5MM, a 223% increase from 2011 • Reduced cost of interest-bearing deposits 22 bps from prior year quarter to 60 bps • Consumer and Small Business DDA balances up $8.1MM from prior quarter
Profitable Growth – Wholesale	• Core Commercial loan production totaled $378MM, a 39% increase from 2011, 60% from new relationships • C&I loan production – $193MM, a 42% increase from 2011 • Specialty Lending (CRE, ABL & Healthcare) loan production – $185MM, a 35% increase from 2011 • Strong pipeline across business lines going into 2013

Earnings Analysis

Sun Bancorp, Inc.

Dollars in thousands (excluding per share amounts)

	Q4 2012	Q3 2012	Variance	Q2 2012	Q1 2012	Q4 2011
Average Earning Assets	$ 2,928,526	$2,876,744	$ 51,782	$ 2,847,191	$2,856,622	$ 2,941,827
Net Interest Income	$ 23,981	$ 24,334	$ (353)	$ 24,882	$ 24,650	$ 25,729
Provision for Loan Losses	24,154	1,868	22,286	510	30,683	6,826
Non-Interest Income	6,815	9,588	(2,773)	7,528	5,519	6,804
Non-Interest Expense	31,598	30,860	738	30,586	27,564	27,226
(Loss) Income Before Income Taxes	(24,956)	1,194	(26,150)	1,314	(28,078)	(1,519)
Income Tax Benefit	-	(34)	34	-	-	-
Net (Loss) Income	$ (24,956)	$ 1,228	$ (26,184)	$ 1,314	$ (28,078)	$ (1,519)
EPS	($0.29)	$0.01	($0.30)	$0.02	($0.34)	($0.02)
			Adjusted Metrics			
Pre-Tax, Pre-Provision Earnings	$ (802)	$ 3,062	$ (3,864)	$ 3,062	$ 1,824	$ 2,605
Adjustments[(1)]	2,647	198	2,449	(417)	314	(66)
Adjusted Pre-Tax, Pre-Provision Earnings	$ 1,845	$ 3,260	$ (1,415)	$ 2,645	$ 2,138	$ 2,539

[(1)] Adjusted for gains or losses on the sale of available for sale securities, derivative credit valuation adjustments (net of gains on hedges), and loan sale related charges.

Loan and Deposit Mix

Loan Portfolio

(end of period balances in millions)

	Q4 2012	Q3 2012	Variance	Q2 2012	Q1 2012	Q4 2011
Commercial:						
Commercial and Industrial	$ 558	$ 559	$ (1)	$ 531	$ 535	$ 551
CRE Owner Occupied	$ 527	$ 541	$ (14)	$ 562	$ 585	$ 604
CRE Non-Owner Occupied	$ 585	$ 629	$ (44)	$ 627	$ 622	$ 627
Construction, Land & Development	$ 56	$ 73	$ (17)	$ 75	$ 78	$ 96
Total Commercial	**$ 1,726**	**$ 1,802**	**$ (76)**	**$ 1,795**	**$ 1,820**	**$ 1,878**
Consumer:						
Residential Real Estate	$ 271	$ 224	$ 47	$ 153	$ 110	$ 100
Home Equity Lines of Credit	$ 208	$ 213	$ (5)	$ 218	$ 220	$ 225
Home Equity Loans	$ 31	$ 33	$ (2)	$ 36	$ 39	$ 41
Other	$ 39	$ 39	$ -	$ 43	$ 37	$ 47
Total Consumer	**$ 549**	**$ 509**	**$ 40**	**$ 450**	**$ 406**	**$ 413**
Total Loans Held-for-Investment	**$ 2,275**	**$ 2,311**	**$ (36)**	**$ 2,245**	**$ 2,226**	**$ 2,291**
Loans Held-for-Sale	$ 123	$ 61	$ 62	$ 25	$ 25	$ 23
Total Portfolio	**$ 2,398**	**$ 2,372**	**$ 26**	**$ 2,270**	**$ 2,251**	**$ 2,314**

Deposit Mix

(end of period balances, in millions)

	Q4 2012	Q3 2012	Variance	Q2 2012	Q1 2012	Q4 2011
Interest-Bearing Demand Deposits	$ 1,216	$ 1,230	$ (14)	$ 1,187	$ 1,246	$ 1,245
Non-Interest-Bearing Demand Deposits	$ 536	$ 498	$ 38	$ 495	$ 500	$ 528
Savings Deposits	$ 264	$ 265	$ (1)	$ 264	$ 264	$ 262
Time Deposits	$ 697	$ 654	$ 43	$ 662	$ 621	$ 633
Total Deposits	**$ 2,713**	**$ 2,647**	**$ 66**	**$ 2,608**	**$ 2,631**	**$ 2,668**
Core Deposits	**$ 2,016**	**$ 1,993**	**$ 23**	**$ 1,946**	**$ 2,010**	**$ 2,035**

Investment Mix

Investment & Federal Funds Sold

(end of period balances, in millions)

	Q4 2012	Q3 2012	Variance	Q2 2012	Q1 2012	Q4 2011
Total Investments	$ 462	$ 527	$ (65)	$ 550	$ 576	$ 533
Federal Funds Sold	$ 92	$ 8	$ 84	$ 40	$ 8	$ 51
Total	$ 554	$ 535	$ 19	$ 590	$ 584	$ 584



Investment Portfolio
1%
2%
1%
0%
4%
6%
9%
77%
US Treasury
US Agency
MBS
Municipals
Corporates
Trust Preferred
Membership Stock
Other Securities

Yield on Portfolio	2.11%
Portfolio Duration	2.5

Interest Rate Risk Measures

Rate Scenario	% Change in Net Interest Income
+300	2.0%
+200	1.1%
+100	0.2%
Most Likely	0.0%
-100	-1.2%
-200	-2.5%
-300	-3.7%

Net Interest Margin



Net Interest Margin
4.00%
3.50%
3.00%
2.50%
2.00%
3.47%
3.30%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Margin
Adjusted Margin (1)



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.87%
0.72%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Yield Earned on Interest Earning Assets
Cost of Funds



Factors Affecting Net Interest Margin
Basis points
40
35
30
25
20
15
10
5
0
42bps
34bps
33bps
28bps
36bps
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Excess Liquidity
Interest Reversals
Non-Accrual Loans

(1) Margin and yields earned on interest earning assets are adjusted for excess liquidity, non-accrual interest reversals and yields that would have been earned on non-accrual loans.

Non-Interest Income

Sun Bancorp, Inc.

Dollars in thousands

	Q4 2012	Q3 2012	Variance	Q2 2012	Q1 2012	Q4 2011
Non-interest income:						
Service charges on deposit accounts	$ 2,414	$ 2,848	$ (434)	$ 2,730	$ 2,668	$ 2,799
Other service charges	72	69	$ 3	80	73	71
Gain on sale of loans	3,694	4,204	$ (510)	1,865	716	906
(Loss) gain on sale of investment securities	(196)	-	$ (196)	430	-	280
Investment products income	606	510	$ 96	748	432	453
BOLI income	488	489	$ (1)	492	516	1,309
Derivative credit adjustment	(1,750)	(198)	$ (1,552)	(13)	(314)	(214)
Other income	1,487	1,666	(179)	1,195	1,428	1,200
Total non-interest income (loss)	**$ 6,815**	**$ 9,588**	**$ (2,773)**	**$ 7,527**	**$ 5,519**	**$ 6,804**
Adjustments:						
Gain on sale of investment securities	196	-	$ 196	(430)	-	(280)
Derivative credit adjustment[1]	1,750	198	$ 1,552	13	314	214
Loan Sale Related Charges	-	-	$ -	-	-	-
Adjusted non-interest income	**$ 8,761**	**$ 9,786**	**$ (1,025)**	**$ 7,110**	**$ 5,833**	**$ 6,738**

[1] Derivative credit adjustment is net of gains on hedges.

Non-Interest Expense

Sun Bancorp, Inc.

Dollars in thousands

	Q4 2012	Q3 2012	Variance	Q2 2012	Q1 2012	Q4 2011
Non-interest expense:						
Salaries and employee benefits	$ 15,845	$ 16,128	$ (283)	$ 15,756	$ 14,771	$ 13,011
Occupancy expense	3,416	3,275	141	3,271	3,049	3,643
Equipment expense	2,005	1,866	139	1,763	1,765	1,858
Amortization of intangible assets	921	922	(1)	921	921	921
Data processing expense	1,138	1,084	54	1,106	1,056	1,118
Professional fees	1,389	578	811	757	479	412
Insurance expense	1,506	1,375	131	1,464	1,479	1,433
Advertising expense	1,040	464	576	1,008	297	664
Problem loan costs	776	2,154	(1,378)	1,274	1,477	1,866
Real estate owned expense, net	1,008	779	229	490	81	108
Office supplies expense	298	302	(4)	328	319	323
Other expenses	2,256	1,933	323	2,449	1,870	1,869
Total non-interest expense	**$ 31,598**	**$ 30,860**	**$ 738**	**$ 30,587**	**$ 27,564**	**$ 27,226**
Adjustments:						
Loan Sale Related Expenses	$ 701	$ -	$ 701	$ -	$ -	$ -
Adjusted non-interest expense	**$ 30,897**	**$ 30,860**	**$ 37**	**$ 30,586**	**$ 27,564**	**$ 27,226**

Capital-Related Measures



Sun Bancorp, Inc.
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
13.73%
11.83%
9.30%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Total
Tier 1
Leverage



Tangible Common Equity/Tangible Assets
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.95%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012



Sun National Bank
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
13.04%
11.83%
9.26%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Total
Tier 1
Leverage



Tangible Book Value per Common Share
$4
$3
$2
$1
$0
$2.57
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Classified Loans

Sun Bancorp, Inc.



Classified Loans – Total Portfolio
$400,000
$300,000
$200,000
$100,000
$-
$355,128
$180,337
$176,095
$169,373
$181,164
$168,816
$32,136
$322,992
$17,875
$162,462
$26,674
$149,421
$24,256
$145,117
$25,454
$155,710
$2,499
$17,529
$18,244
$130,544
Q4 2010
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Classified Loans
TDRs
Classified Loans Held-for-Sale
TDRs Held-for-Sale



Classified Loans as a % of Tier 1 Capital & Total Allowance
100%
80%
60%
40%
20%
0%
92%
52%
49%
47%
43%
50%
44%
Q4 2010
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Excluding Loans Held-for-Sale
Actuals

Non-Accrual Loan Metrics


Total Non-Accrual Loans
$ in thousands
$200,000
$150,000
$100,000
$50,000
$-
$171,222
$107,531
$114,521
$103,952
$120,838
$91,511
$10,909
$59,211
$101,102
$2,023
$5,606
$113,209
$12,739
$317
$5,834
$72,621
Q4 2010
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Collateral Dependent (FAS 114)
Non-Collateral Dependent w/ Specific Reserve (FAS 114)
Consumer Non-Accrual Loans (FAS 5)
Loans Held-for-Sale


Non-Accrual Loans Segregated by Class
$ in thousands
$200,000
$150,000
$100,000
$50,000
$-
$171,222
$107,531
$114,521
$103,952
$120,838
$91,511
$10,909
$48,124
$44,295
$42,548
$25,346
$10,526
$26,245
$21,304
$38,693
$24,071
$12,739
$10,536
$21,646
$5,301
$24,151
$17,138
Q4 2010
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Commercial & Industrial
CRE Owner Occupied
CRE Non-Owner Occupied
Construction, Land and Development
Consumer
Loans Held-for-Sale

Real Estate Owned



Real Estate Owned
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$6,078
$3,460
$3,069
$3,656
$3,433
$2,460
$2,080
$1,560
$1,096
$1,395
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Bank Branch Property
Foreclosed Property



Non-Performing Assets
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$112,551
$118,686
$110,068
$126,351
$98,984
$5,513
$12,739
$7,473
$120,838
$78,772
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Non-Accrual Loans
Real Estate Owned
Non-Accrual Loans Held-for-Sale

Allowance for Loan Losses

Dollars in thousands

Allowance for Loan Loss Roll-forward				
Q3 2012 Allowance	Charge-Offs	Recoveries	Provision	Q4 2012 Allowance
$49,016	$(27,365)	$678	$24,153	$46,482



Allowance for Loan Losses
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$41,667
$52,127
$51,394
$49,016
$46,482
$1,050
$5,492
$1,909
$4,231
$3,261
$36,175
$50,218
$47,163
$45,755
$45,432
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
FAS 5
FAS 114



Reserve to Loans Held-for-Investment
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.82%
2.34%
2.29%
2.12%
2.04%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Credit Metrics

Provision Expense & Net Charge-Offs



$40,000
$30,000
$20,000
$10,000
$0
$26,687
$24,153
$4,246
$1,869
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Provision Expense
Net Charge-offs

NPLs to Loans Held-for-Investment



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
4.70%
5.15%
4.63%
5.23%
3.53%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Note: This excludes $12.7 million of non-performing loans transferred to loans held-for-sale.

Reserve to NPLs Held-for-Investment



60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
38.69%
45.52%
49.44%
40.56%
57.81%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Commercial Loan Portfolio Metrics

Sun Bancorp, Inc.

Commercial Loan Portfolio

(end of period balances in millions)


$1,748
$22
Q4 2012
$557
$528
$585
$56
$1,802
Q3 2012
$559
$541
$629
$73
$1,878
Q4 2011
$551
$604
$627
$96
$-
$500
$1,000
$1,500
$2,000
Commercial and Industrial
CRE Owner Occupied
CRE Non-Owner Occupied
Construction, Land & Development
Commercial Loans Held-for-Sale (at fair value)

Commercial Net Charge-offs


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$18,983
$19,553
$888
$3,526
$24,875
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Actuals

Commercial NPLs as a % of Total Commercial Loans


8.00%
6.00%
4.00%
2.00%
0.00%
5.27%
5.70%
5.20%
6.12%
4.67%
3.99%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Excluding Loans Held-for-Sale
Actuals

Consumer Loan Portfolio Metrics

Sun Bancorp, Inc.



Consumer Loan Portfolio
(end of period balances in millions)
$650
Q4 2012
$208
$31
$271
$39
$101
$570
Q3 2012
$213
$33
$224
$39
$61
$436
Q4 2011
$225
$41
$100
$47
$23
$-
$100
$200
$300
$400
$500
$600
$700
Home Equity
Second Mortgage
Residential Real Estate
Other
Loans Held-for-Sale (Sun Home Loans)



Consumer Net Charge-offs
$2,000
$1,500
$1,000
$500
$-
$1,403
$670
$355
$720
$1,812
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Actuals



Consumer NPLs as a % of Total Consumer Loans
3.00%
2.00%
1.00%
0.00%
1.97%
2.64%
2.24%
2.07%
2.09%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Actuals

Commercial Delinquency Metrics



30 Days Past Due
60 Days Past Due
90 Days Past Due
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
30 Days Past Due	$9,915	$8,723	$3,593	$4,165	$1,814
60 Days Past Due	$4,467	$477	$641	$659	$799
90 Days Past Due	$0	$0	$0	$0	$686
% of Criticized & Classified Delinquencies	96.04%	91.41%	75.52%	72.50%	84.73%

Consumer Delinquency Metrics



30 Days Past Due
60 Days Past Due
90 Days Past Due
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

30 Days Past Due	$6,729	$5,765	$2,412	$6,713	$3,297
60 Days Past Due	$1,677	$1,516	$880	$1,063	$1,239
90 Days Past Due	$154	$75	$0	$21	$951
% of Classified Delinquencies	55.00%	57.51%	22.88%	50.46%	28.69%

Appendix

Non-GAAP Capital Measures

Sun Bancorp, Inc.	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
Selected Capital Information:					
Risk-based capital					
Tier 1	$ 293,144	$ 324,441	$ 321,214	$ 317,731	$ 353,283
Total Capital	$ 340,243	$ 364,344	$ 361,251	$ 357,942	$ 385,034
Risk-weighted assets [1]	2,478,156	2,548,716	2,494,535	2,470,933	2,530,192
Risk-based capital ratios					
Tier 1	11.83%	13.00%	13.00%	12.86%	13.96%
Total	13.73%	14.58%	14.61%	14.49%	15.22%
Leverage capital ratio	9.30%	10.44%	10.45%	10.21%	11.09%

(1) Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50%, or 100% based on the underlying risk of the specific asset class.

Tangible Ratios Reconciliation

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
Tangible Book Value Per Common Share:					
Shareholders' Equity	$ 262,596	$ 287,480	$ 284,768	$ 283,163	$ 309,083
Less: Intangible Assets	$ 41,450	$ 42,371	$ 43,292	$ 44,213	$ 45,135
Tangible Equity	$ 221,146	$ 245,109	$ 241,476	$ 238,950	$ 263,948
Common Stock	88,291	88,171	88,073	87,933	87,825
Less: Treasury Stock	2,107	2,107	2,107	2,107	2,107
Total Outstanding Shares	86,184	86,064	85,966	85,826	85,718
Tangible Book Value Per Common Share:	**$ 2.57**	**$ 2.85**	**$ 2.81**	**$ 2.78**	**$ 3.08**
Tangible Common Equity to Tangible Assets:					
Shareholders' Equity	$ 262,596	$ 287,480	$ 284,768	$ 283,163	$ 309,083
Less: Intangible Assets	$ 41,450	$ 42,371	$ 43,292	$ 44,213	$ 45,135
Tangible Equity	$ 221,146	$ 245,109	$ 241,476	$ 238,950	$ 263,948
Total Assets	$ 3,224,031	$ 3,180,535	$ 3,133,487	$ 3,113,269	$ 3,183,916
Less: Intangible Assets	$ 41,450	$ 42,371	$ 43,292	$ 44,213	$ 45,135
Tangible Assets	$ 3,182,581	$ 3,138,164	$ 3,090,195	$ 3,069,056	$ 3,138,781
Tangible Common Equity to Tangible Assets:	**6.95%**	**7.81%**	**7.81%**	**7.79%**	**8.41%**

Classified Loans to Tier 1 Capital and Allowance - Adjusted Ratio Reconciliation

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
Classified Loans to Tier One and Total Allowance:					
Classified Loans	$ 168,816	$ 181,210	$ 169,373	$ 176,095	$ 180,337
Adjustments:					
Less: Classified Loans Held-for-Sale	$ 20,028	$ -	$ -	$ -	$ -
Total Classified Loans	$ 148,788	$ 181,210	$ 169,373	$ 176,095	$ 180,337
Risk-based capital (Sun National Bank)					
Total Tier One Capital	$ 293,144	$ 324,441	$ 311,402	$ 308,495	$ 306,537
Total Allowance for Loan Losses	$ 46,482	$ 49,016	$ 51,394	$ 52,127	$ 41,667
Classified Loans to Tier One Capital and Allowance	50%	49%	47%	49%	52%
Classified Loans to Tier One Capital and Allowance - Adjusted	44%	49%	47%	49%	52%

Efficiency Ratio


Efficiency Ratio
120.00%
100.00%
80.00%
60.00%
40.00%
102.60%
91.55%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Actuals
Adjusted (1)(2)

(1) Calculated using Adjusted Non-Interest Income and Expense from slides 10-11.
(2) Amortization of Intangible Assets excluded.